UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2006

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3349 Highway 138, Building D, Suite B

Wall, NJ 07719

(Address of principal executive offices)

(732) 359-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.         Changes in Registrant’s Certifying Accountant.

(a)           Previous independent registered public accounting firm

On July 24, 2006, the Audit Committee of the Board of Directors of BIO-key International, Inc. (the “Company”) dismissed DS&B, Ltd. (“DS&B”) as the Company’s independent registered public accounting firm.  The reports issued by DS&B on their audit of the Company’s financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: (i) The reports issued by DS&B on their audit of the Company’s financial statements as of and for the fiscal years ended December 31, 2004 and December 31, 2005 included an explanatory paragraph in their opinion for such years as to the substantial doubt about the Company’s ability to continue as a going concern, and (ii) DS&B informed the Audit Committee by letter dated May 16, 2006 that they withdrew their audit report included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 related to the Company’s financial statements for the years ended December 31, 2004 and December 31, 2005 and that they would be unable to complete their review of the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006.  Subsequently, however, DS&B included its audit report to the Company’s Annual Report on Form 10-KSB/A for the year ended December 31, 2005 filed with the Securities and Exchange Commission on June 19, 2006 and completed its review of the Company’s Quarterly Report on Form 10-QSB/A for the quarter ended March 31, 2006 filed with the Securities and Exchange Commission on July 18, 2006.

During the Company’s two most recent fiscal years and through the date hereof, there were no disagreements with DS&B on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to DS&B’s satisfaction, would have caused them to make reference to the subject matter in connection with their report of the Company’s financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B except for:

(i)            As first noted in Item 3 in our 10-QSB filed on May 16, 2005, the Audit Committee was in receipt of a letter dated April 18, 2005 from DS&B which identified several material weaknesses in the Company’s internal control over financial reporting and

(ii)           As noted above and in our Form 8-K filed on May 18, 2006, the Audit Committee received a letter dated May 16, 2006 from DS&B that they withdrew their audit report included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

The Audit Committee held discussions with DS&B regarding each such event and the Company has authorized DS&B to respond fully to any inquiries of Carlin, Charron & Rosen LLP concerning the subject matter of each such event.

The Company has requested that DS&B provide a letter to the Securities and Exchange Commission stating whether it agrees with the foregoing disclosures.  A copy of such letter, dated as of August 9, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           New independent registered public accounting firm

On July 24, 2006, the Company engaged Carlin, Charron & Rosen LLP (“CCR”) to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2006.  The Company’s engagement of CCR was approved by the Audit Committee of the Company’s Board of Directors.

During the fiscal years ended December 31, 2005 and December 31, 2004, and through the date hereof, the Company did not consult with CCR with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.         Financial Statements and Exhibits.

(c)           Exhibits:

16.1—Letter dated August 9, 2006 to the Securities and Exchange Commission from DS&B.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.

August 9, 2006	By:	/s/ Thomas J. Colatosti
Thomas J. Colatosti
Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

16.1	Letter August 9, 2006 to the Securities and Exchange Commission from DS&B.